UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549

			       FORM 8-K

			    Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 20, 1998
						   -------------------

		      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
	(Exact name of registrant as specified in its charter)


	Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

			   (217) 356-2265
----------------------------------------------------------------------
	 (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press releases dated
October 20, 1998 and October 22,1998 attached as Exhibit 20, relating to unaudited results for the third quarter of 1998 and the completion of a common stock repurchase program.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press releases dated
October 20, 1998 and October 22,1998 attached as Exhibit 20, relating to unaudited results for the third quarter of 1998 and the completion of a common stock repurchase program.

				SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				     Great American Bancorp, Inc.
				     ----------------------------
					      (Registrant)

Date     October 23, 1998                /s/ Jane F. Adams
    ---------------------------      ----------------------------
				     Chief Financial Officer

			    EXHIBIT INDEX
			---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Releases               Filed herewith
			   Dated 10/20/98
			   Dated 10/22/98

Exhibit 20
			       NEWS RELEASE


FOR IMMEDIATE RELEASE
October 20, 1998

Contact:  Ms. Jane F. Adams
	  Chief Financial Officer and Investor Relations
	  (217) 356-2265

		       GREAT AMERICAN BANCORP, INC.
		  UNAUDITED RESULTS THIRD QUARTER 1998
		    YEAR-TO-DATE EARNINGS OF $779,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $779,000 for the nine months ended September 30, 1998, an increase of $167,000, or 27.3%, above the $612,000 reported for the same period in 1997. Basic earnings per share were $0.54 in 1998, compared to $0.38 in 1997, while fully diluted earnings per share were $0.50 in 1998, compared to $0.37 in 1997.

Net interest income was $4,441,000 for the nine months ended September 30, 1998, compared to $4,154,000 for the first nine months in 1997, an increase of $287,000 or 6.9%. The provision for loan losses was $117,000 for both the nine months ended September 30, 1998 and the nine months ended September 30, 1997.

Noninterest income totaled $945,000 in 1998, $428,000, or 82.8%, higher than the $517,000 recorded for the nine months ended September 30, 1997. This increase was mostly due to commissions generated from GTPS Insurance Agency, which was formed in September, 1997 and an increase in brokerage commissions. Noninterest expense was $3,881,000 in 1998, $372,000, or 10.6%, higher than the $3,509,000 reported for the nine months ended September 30, 1997.

Net income totaled $260,000 for the quarter ended September 30, 1998, compared to $228,000 for the quarter ended September 30, 1997. Basic earnings per share for the third quarter of 1998 were $0.19 in 1998, compared to $0.15 in 1997, while fully diluted earnings per share were $0.18 in 1998, compared to $0.14 in 1997.

Total assets at September 30, 1998 were $149.1 million, an increase of $7.1 million, or 5.0%, from total assets of $142.0 million at December 31, 1997.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

			      ###
			  GTPS-pr-98-13

Great American Bancorp, Inc.
Consolidated Balance Sheet
September 30, 1998 and December 31, 1997
(in thousands)
				       September 30, 1998        Dec. 31, 1997
					      (Unaudited)
------------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       8,086        $       5,285
Interest-bearing demand deposits                    1,539               12,191
					      --------------------------------
 Cash and cash equivalents                          9,625               17,476

Investment securities:
 Available for sale                                 2,001                1,999
 Held to maturity                                   1,650                1,300
Loans                                             125,754              112,312
 Allowance for loan losses                           (590)               (497)
					      --------------------------------
  Net loans                                       125,164              111,815
Premises and equipment                              7,597                7,090
Federal Home Loan Bank stock                          698                  580
Other assets                                        2,379               1,713
					      --------------------------------
   Total assets                               $   149,114        $     141,973
					      ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                         $    10,360        $       5,463
  Interest bearing                                109,518              106,521
					      --------------------------------
   Total deposits                                 119,878              111,984
 Short-term borrowings                              4,000                   --
 Other liabilities                                  1,972                1,695
					      --------------------------------
   Total liabilities                              125,850              113,679
					      --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                   --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                   21
Paid-in-capital                                    19,842               19,655
Retained earnings --
 substantially restricted                          16,490               16,167
Net unrealized gain on securities
 available for sale                                     1                    2
					      --------------------------------
						   36,354               35,845
Less:
 Treasury stock - 681,991 and
  380,773 shares                                  (11,814)             (5,925)
 Unearned employee stock
  ownership plan shares                              (697)               (879)
 Unearned incentive plan shares                      (579)               (747)
					      --------------------------------
						  (13,090)             (7,551)
					      --------------------------------
Total stockholders' equity                         23,264               28,294
					      --------------------------------
Total liabilities and
 stockholders' equity                         $   149,114        $     141,973
					      ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Nine Months Ended September 30, 1998 and September 30, 1997 (unaudited, in thousands, except share data)

					Nine Months Ended    Nine Months Ended
				       September 30, 1998   September 30, 1997
------------------------------------------------------------------------------
Interest income:
 Loans                                       $      7,578       $        6,416
 Investment securities
  Taxable                                             168                  304
  Tax exempt                                           11                   10
 Deposits with financial
  institutions and other                              464                  777
					      --------------------------------
   Total interest income                            8,221                7,507
					      --------------------------------
Interest expense:
 Deposits                                           3,712                3,329
 Other                                                 68                   24
					      --------------------------------
   Total interest expense                           3,780                3,353
					      --------------------------------
   Net interest income                              4,441                4,154
Provision for loan losses                             117                  117
					      --------------------------------
   Net interest income after
     provision for loan losses                      4,324                4,037
					      --------------------------------
Noninterest income:
 Income from joint venture                             --                   12
 Brokerage commissions                                119                   25
 Insurance sales commissions                          353                   --
 Service charges on deposit accounts                  336                  329
 Loan servicing fees                                   19                   24
 Other customer fees                                  107                  105
 Net gains on loan sales                                1                    1
 Other income                                          10                   21
					      --------------------------------
   Total noninterest income                           945                  517
					      --------------------------------
Noninterest expense:
 Salaries and employee benefits                     2,157                1,881
 Net occupancy expenses                               426                  351
 Equipment expenses                                   280                  225
 Data processing fees                                 118                  144
 Deposit insurance expense                             52                   47
 Printing and office supplies                         187                  209
 Legal and professional fees                          110                  163
 Directors and committee fees                          78                   76
 Insurance expense                                     31                   30
 Marketing and advertising expenses                   148                  127
 Other expenses                                       294                  256
					      --------------------------------
   Total noninterest expense                        3,881                3,509
					      --------------------------------
   Income before income tax                         1,388                1,045
Income tax expense                                    609                  433
					      --------------------------------
   Net income                                 $       779        $         612
					      ================================
Earnings per share:
 Basic                                        $      0.54        $        0.38
					      ================================
 Diluted                                      $      0.50        $        0.37
					      ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended September 30, 1998 and September 30, 1997 (unaudited, in thousands, except share data)

					    Quarter Ended        Quarter Ended
				       September 30, 1998   September 30, 1997
------------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,651        $       2,261
 Investment securities
  Taxable                                              57                  107
  Tax exempt                                            7                    3
 Deposits with financial
  institutions and other                               93                  211
					      --------------------------------
   Total interest income                            2,808                2,582
					      --------------------------------
Interest expense:
 Deposits                                           1,265                1,155
 Other                                                 43                    8
					      --------------------------------
   Total interest expense                           1,308                1,163
					      --------------------------------
   Net interest income                              1,500                1,419
Provision for loan losses                              39                   39
					      --------------------------------
   Net interest income after
     provision for loan losses                      1,461                1,380
					      --------------------------------
Noninterest income:
 Income from joint venture                             --                    1
 Brokerage commissions                                 33                   10
 Insurance sales commissions                          133                   --
 Service charges on deposit accounts                  114                  120
 Loan servicing fees                                    6                    8
 Other customer fees                                   38                   36
 Net gain on loan sales                                 1                   --
 Other income                                          --                    2
					      --------------------------------
   Total noninterest income                           325                  177
					      --------------------------------
Noninterest expense:
 Salaries and employee benefits                       749                  638
 Net occupancy expenses                               160                  119
 Equipment expenses                                   104                   82
 Data processing fees                                  19                   48
 Deposit insurance expense                             17                   17
 Printing and office supplies                          61                   64
 Legal and professional fees                           31                   43
 Directors and committee fees                          26                   24
 Insurance expense                                     10                   11
 Marketing and advertising expenses                    54                   37
 Other expenses                                        96                   91
					      --------------------------------
   Total noninterest expense                        1,327                1,174
					      --------------------------------
   Income before income tax                           459                  383
Income tax expense                                    199                  155
					      --------------------------------
   Net income                                 $       260        $         228
					      ================================
Earnings per share:
 Basic                                        $      0.19        $        0.15
					      ================================
 Diluted                                      $      0.18        $        0.14
					      ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

						   As of                As of
				       September 30, 1998   September 30, 1997
------------------------------------------------------------------------------
Total assets                                $     149,114        $     139,568
Total loans, net                                  125,164              109,726
Loan loss reserve                                     590                  468
Non-performing assets                                 178                  369
Non-performing assets to total assets               0.12%                0.26%
Allowance for loan losses to total assets           0.40%                0.34%
Investment securities                               3,651                4,300
Total deposits                                    119,878              109,578
Checking deposits                                  23,989               19,127
Money market deposits                               7,045                6,746
Passbook savings deposits                          14,160               14,790
Certificates of deposit                            74,684               68,915
Total stockholders' equity                         23,264               28,507



			      For the Three Months         For the Nine Months
				Ended September              Ended September
				1998       1997               1998       1997
				  (unaudited)                   (unaudited)
------------------------------------------------------------------------------
Net interest margin             4.40%      4.41%              4.45%      4.39%
ROA (annualized)                0.69%      0.66%              0.71%      0.60%
ROE (annualized)                4.01%      3.16%              3.89%      2.81%

NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
October 22, 1998

Contact:        Ms. Jane F. Adams
		Chief Financial Officer and Investor Relations
		(217) 356-2265

GREAT AMERICAN BANCORP, INC.
COMPLETES COMMON STOCK REPURCHASE PROGRAM

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, announced that it has completed the repurchase of 10% of its outstanding common stock, or 151,076 shares, at an average price of $17.24 per share. The Company's Board of Directors had previously authorized the repurchase of up to ten percent of the Company's 1,510,759 outstanding shares.

First Federal Savings Bank of Champaign-Urbana is headquartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS".
###
GTPS-pr-98-14